UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Monthly Operating Report

For the Period August 4, 2008 through September 30, 2008

File with Court and submit copy to the United States Trustee within 20 days after end of month.

Required Documents	Document Complete	Explanation Attached	Debtor’s Statement
Schedule of Cash Receipts and Disbursements	X
Schedule of Professional Fees Paid	X
Bank of Reconciliation (or copies of Debtor’s bank reconciliations)			X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	X	Exhibit A
Balance Sheet	X	Exhibit B
Status of Postpetition Taxes	X	X
Copies of IRS Form 6123 or payment receipt	X
Copies of tax returns filed during reporting period	X
Summary of Unpaid Postpetition Debts	X	X
Listing of aged accounts payable			X
Accounts Receivable reconciliation and Aging	X	X
Debtor Questionnaire	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief. This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the reporting requirements of the Office of the United States Trustee in the District of Delaware and the United States Bankruptcy Code (“Bankruptcy Code”). Attached hereto as Exhibit C is “Disclosures and Disclaimers Regarding the Monthly Operating Report of WCI Communities, Inc. and Its Affiliated Debtors”, which comprise an integral part of this document that the reader should view in conjunction with this Monthly Operating Report.

/s/ Scott Perry	12/4/08
Signature of Authorized Individual	Date

Scott Perry	12/4/08
Print Name of Authorized Individual	Date

Monthly Operating Report

August 4, 2008 through September 30, 2008

1 of 14

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Schedule of Receipts and Disbursements

For the Period August 4, 2008 through September 30, 2008

	Debtor Entities
	Depository Accounts	Disbursement Accounts	Payroll Accounts	Tax Accounts	Other Accounts	Non-Debtor Cash Flow	Consolidated WCI Communities, Inc.
CASH RECEIPTS
Homebuilding & Tower Receipts	$48,705,918	$—	$—	$—	$—	$3,450,904	$52,156,822
Bulk Sales / Land Sales	—	—	—	—	—	—	—
Other Misc. Receipts (1)	38,969,279	—	—	—	—	14,736,744	53,706,023

TOTAL CASH RECEIPTS	87,675,197	—	—	—	—	18,187,648	105,862,846

CASH DISBURSEMENTS
SG&A Expenses
SG & A	$—	$7,563,548	$—	$—	$—	$9,355,148	$16,918,696
HOA Deficit Funding	—	3,562,081	—	—	—	—	3,562,081
Payroll including taxes, benefits	—	—	16,241,111	—	—	1,243,239	17,484,350
Other Taxes	—	—	—	227,504	—	59,853	287,357

Total SG&A Expenses	—	11,125,629	16,241,111	227,504	—	10,658,240	38,252,484
Operating Expenses
Homebuilding Construction	$—	$3,664,437	$—	$—	$—	$2,405,499	$6,069,936
Land Development	—	2,989,815	—	—	—	6,645	2,996,460
Tower Construction	—	3,728,315	—	—	—		3,728,315
Amenities	—	1,630,512	—	—	—	3,198,898	4,829,410
Other items	—	3,330,524	—	—	—		3,330,524

Total Operating Expenses	—	15,343,603	—	—	—	5,611,042	20,954,645
Other Misc. Expenses	$—	$—	$—	$—	$—	$—	$—

Total Other Expenses	—	—	—	—	—	—	—
Restructuring Expenses (2)
Interest on DIP Facility	$—	$—	$—	$—	$—	$—	$—
Interest on Prepetition Debt	—	7,238,022	—	—	348,459	—	7,586,481
DIP / Loan Fees	—	—	—	—	2,664,345	—	2,664,345
Professional Fees	—	452,131	—	—	4,815,692	—	5,267,823
Other	—	—	—	—	—	—	—

Total Restructuring Expenses	—	7,690,153	—	—	7,828,496	—	15,518,649
TOTAL CASH DISBURSEMENTS	—	34,159,385	16,241,111	227,504	7,828,496	16,269,282	74,725,778

NET RECEIPTS / (DISBURSEMENTS)	$87,675,197	$(34,159,385)	$(16,241,111)	$(227,504)	$(7,828,496)	$1,918,366	$31,137,068

Notes:

1.	Other Miscellaneous Receipts includes $30,944,774 in closing proceeds from DIP Financing.
2.	Restructuring Expenses include funds that were disbursed at closing on the DIP credit facility. The amounts include pre and post petition professional fees for secured lenders.

2 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Schedule of Professional Fees and Expenses Paid (1)

For the Period August 4, 2008 through September 30, 2008

	Amount Incurred This Period (2)			Amount Paid This Period			Cumulative Amount Paid
Professional	Fees	Expenses	Total	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Strauss Hauer & Feld LLP	$873,173	$24,977	$898,150	$—	$—	$—	$—	$—	$—
Bayard, P.A.	248,247	49,677	297,923	—	—	—	—	—	—
Epiq Bankruptcy Solutions LLC	239,477	—	239,477	32,950	—	32,950	32,950	—	32,950
Ernst & Young LLP	227,971	7,714	235,685	—	—	—	—	—	—
FTI Consulting, Inc.	528,034	40,239	568,273	—	—	—	—	—	—
Houlihan Lokey Howard & Zukin	—	—	—	—	—		—	—
Lazard Frères & Co. LLC (3)	1,833,065	3,202	1,836,267	1,500,000	—	1,500,000	1,500,000	—	1,500,000
Pachulski Stang Ziehl & Jones LLP	—	—	—	—	—		—	—
White & Case LLP	4,412,786	115,551	4,528,337	—	—	—	—	—	—

Total	$8,362,753	$241,360	$8,604,113	$1,532,950	$—	$1,532,950	$1,532,950	$—	$1,532,950

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	UCC Counsel
Bayard, P.A.	Debtors’ Local Counsel
Epiq Bankruptcy Solutions LLC	Noticing / Claims Agent
Ernst & Young LLP	Debtors’ Auditor
FTI Consulting, Inc.	Debtors’ Restructuring Advisors
Houlihan Lokey Howard & Zukin	UCC Financial Advisor
Lazard Frères & Co. LLC (3)	Debtors’ Financial Advisors
Pachulski Stang Ziehl & Jones LLP	UCC Local Counsel
White & Case LLP	Debtors’ Counsel

Notes:

1.	The schedule of professional fees includes fees for retained professionals paid directly by the Debtors and therefore does not include payments (i.e. payments made to the secured lenders’ advisors) made on behalf of the Debtors. In addition, this schedule does not include payments made to parties deemed to be ordinary course professionals.
2.	The Debtor has included fees in this category based on the time period covered in the individuals professionals’ filed fee applications, not based on the filing date of the fee application. The Debtor has made its best efforts to capture and include all professional fees incurred in the reporting period, however, due to the monthly fee application process, inadvertent omissions may occur.
3.	The Debtor made a payment of $1,500,000 reflective of the 1% DIP financing fee to Lazard Frères & Co. LLC on September 24, 2008 for services rendered pursuant to the agreement letter dated April 17, 2008.

3 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Debtor Bank Account Book Balances by Legal Entity

As of September 30, 2008

Bank Account Number	Financial Institution	Debtor Entity	Account Type	Book Balance (2)
3299755829	Bank of America	WCI Communities, Inc.	Controlled Disbursement	$(359,235)
4426514794	Bank of America	WCI Communities, Inc.	Depository	(16,360)
1014426363819	Bank of America	WCI Communities, Inc.	Operating (Club)	658
3756555592	Bank of America	WCI Communities, Inc.	Depository (Club)	5,996
3299048860	Bank of America	WCI Communities, Inc.	Manual Payroll	1,717,295
3756451340	Bank of America	WCI Communities, Inc.	Master Funding	80,619,731
1233164052	Bank of America	WCI Communities, Inc.	Cash Collateral	—
4426600381	Bank of America	WCI Communities, Inc.	Merchant	—
4426600378	Bank of America	WCI Communities, Inc.	Merchant	—
30584705	CitiGroup Global Markets, Inc.	WCI Communities, Inc.	Cash	20,000
3739240616514	CitiGroup Global Markets, Inc.	WCI Communities, Inc.	Investment	—
7432025505	Fifth Third Bank	WCI Communities, Inc.	Depository	—
701-07C24	Merrill Lynch	WCI Communities, Inc.	Stock Option Account (1)	2,649,236
701-07C39	Merrill Lynch	WCI Communities, Inc.	Stock Option Accounts (1)	38,315
1000004168299	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	(544,733)
1000025017749	SunTrust Bank	WCI Communities, Inc.	Lockbox (Club)	(62,855)
200290004489	SunTrust Bank	WCI Communities, Inc.	Disbursement (Club)	(5,906)
276160950883	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	(99)
200290002915	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	—
276160951881	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	—
1000052974861	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	778
200290005248	SunTrust Bank	WCI Communities, Inc.	Operating (Club)	3,486
1000025017632	SunTrust Bank	WCI Communities, Inc.	Disbursement	4,057
1000015009995	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	5,320
1000038892120	SunTrust Bank	WCI Communities, Inc.	Merchant (Club)	15,090
1000025017756	SunTrust Bank	WCI Communities, Inc.	Operating (Club)	188,965
1000004168307	SunTrust Bank	WCI Communities, Inc.	Lockbox (Club)	398,978
335004056140	SunTrust Bank	WCI Communities, Inc.	Concentration	696,174
200290002907	SunTrust Bank	WCI Communities, Inc.	Disbursement	—
2000015600794	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking (Club)	(184,131)
2000015609054	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	(1,755)
2000013821232	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking	—
2000015600587	Wachovia Bank, N.A.	WCI Communities, Inc.	Escrow	—
2000022050285	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking (Club)	—
2000028197841	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	1,447
2000014402498	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	5,632
2000014402485	Wachovia Bank, N.A.	WCI Communities, Inc.	Operating (Club)	5,785
2000035866291	Wachovia Bank, N.A.	WCI Communities, Inc.	Depository (Club)	8,186
2000028197838	Wachovia Bank, N.A.	WCI Communities, Inc.	Operating (Club)	12,094
2090002595628	Wachovia Bank, N.A.	WCI Communities, Inc.	Concentration	162,941
2000015609041	Wachovia Bank, N.A.	WCI Communities, Inc.	Lockbox (Club)	205,741
2000014402508	Wachovia Bank, N.A.	WCI Communities, Inc.	Operating (Club)	—
2000014402511	Wachovia Bank, N.A.	WCI Communities, Inc.	Merchant (Club)	—

4 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Debtor Bank Account Book Balances by Legal Entity

As of September 30, 2008

Bank Account Number	Financial Institution	Debtor Entity	Account Type	Book Balance (2)
2000027364963	Wachovia Bank, N.A.	WCI Communities, Inc.	Checking (Club)	—

	Total	WCI Communities, Inc.		$85,590,830

3299755811	Bank of America	Bay Colony-Gateway, Inc.	Controlled Disbursement	$(15,397)
200290004128	SunTrust Bank	Bay Colony-Gateway, Inc.	Disbursement	—
1000004168182	SunTrust Bank	Bay Colony-Gateway, Inc.	Lockbox (Club)	1,485
200290005272	SunTrust Bank	Bay Colony-Gateway, Inc.	Merchant (Club)	20,881
200290005124	SunTrust Bank	Bay Colony-Gateway, Inc.	Operating (Club)	26,819
1000004168521	SunTrust Bank	Bay Colony-Gateway, Inc.	Merchant (Club)	107,081
200290003342	SunTrust Bank	Bay Colony-Gateway, Inc.	Operating	6,039,010

	Total	Bay Colony-Gateway, Inc.		$6,179,879

2000022050913	Wachovia Bank, N.A.	Communities Finance Company, LLC	Escrow	$137,500

1000034424902	SunTrust Bank	First Fidelity Title, Inc.	Escrow	$20,685
1000038891502	SunTrust Bank	First Fidelity Title, Inc.	Escrow	1,229,902
2000025193673	Wachovia Bank, N.A.	First Fidelity Title, Inc.	Operating	—

	Total	First Fidelity Title, Inc.		$1,250,588

2000022050272	Wachovia Bank, N.A.	Resort at Singer Island Properties, Inc.	Controlled Disbursement	$291,507

3329040909	Bank of America	Reston Building Co., LLC	Manual Payroll	$274,955

33500406147	SunTrust Bank	Sun City Center Golf Properties, Inc.	Operating	$(126,904)

200290002664	SunTrust Bank	Watermark Realty Referral, Inc.	Disbursement	$295,754

3299126666	Bank of America	WCI Homes Northeast Inc.	Controlled Disbursement	$(825,802)
3756676015	Bank of America	WCI Homes Northeast Inc.	Depository	287,909
9514985944	Bank of America	WCI Homes Northeast Inc.	Manual Payroll	370,631

	Total	WCI Homes Northeast Inc.		$(167,263)

4426363806	Bank of America	WCI Mid-Atlantic US Region, Inc.	Depository	$(2,995)
3299040081	Bank of America	WCI Mid-Atlantic US Region, Inc.	Controlled Disbursement	(127,698)

	Total	WCI Mid-Atlantic US Region, Inc.		$(130,694)

2000013048497	Wachovia Bank, N.A.	WCI Realty New Jersey, Inc.	Escrow	$794
2000013048507	Wachovia Bank, N.A.	WCI Realty New Jersey, Inc.	Escrow	794

	Total	WCI Realty New Jersey, Inc.		$1,588

8046165950	Colonial Bank	WCI Realty, Inc.	Escrow	$—
8041492342	Colonial Bank	WCI Realty, Inc.	Escrow	226,306
8041492359	Colonial Bank	WCI Realty, Inc.	Escrow	759,086

5 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Debtor Bank Account Book Balances by Legal Entity

As of September 30, 2008

Bank Account Number	Financial Institution	Debtor Entity	Account Type	Book Balance (2)
7431758502	Fifth Third Bank	WCI Realty, Inc.	Escrow	—
7431758999	Fifth Third Bank	WCI Realty, Inc.	Escrow	—
7431759534	Fifth Third Bank	WCI Realty, Inc.	Escrow	—
7431598734	Fifth Third Bank	WCI Realty, Inc.	Escrow	15,017
7431759419	Fifth Third Bank	WCI Realty, Inc.	Escrow	46,615
7431759351	Fifth Third Bank	WCI Realty, Inc.	Escrow	174,815
200290004527	SunTrust Bank	WCI Realty, Inc.	Escrow	—
1000076704781	SunTrust Bank	WCI Realty, Inc.	Escrow	174,658
200290003520	SunTrust Bank	WCI Realty, Inc.	Escrow	184,952
1000000902741	SunTrust Bank	WCI Realty, Inc.	Escrow	518,000
200290005329	SunTrust Bank	WCI Realty, Inc.	Escrow	849,592
2000022050560	Wachovia Bank, N.A.	WCI Realty, Inc.	Escrow	93,871

	Total	WCI Realty, Inc.		$3,042,912

	Grand Total			$96,640,650

Notes:

1.	The Debtor maintains two stock option accounts with Merrill Lynch for certain corporate purposes. These accounts are not FDIC insured, and in late November, the Debtor transferred substantially all of these funds to FDIC insured accounts at Bank of America.
2.	Certain of the Debtors’ bank account balances reported herein are negative. These negative balances primarily relate to timing differences between the accounting for disbursements on a book basis and the funding of cash into the controlled disbursement accounts.

6 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Debtor’s Statements with respect to Bank Account Reconciliations, Copies of Bank Statements

and Cash Disbursements Journal

Bank Account Reconciliations

The reconciliations for all open and active bank accounts are prepared within either the Treasury Department or the Regional Corporate Accounting Departments and then subsequently sent to the Treasury Department. The Debtors affirm that all reconciliations are maintained in the Treasury Department and reviewed by the Cash Managers and/or Treasurer. Typically, all reconciliations are generally completed within 45 days after the prior month end. Bank account reconciliations are not attached to this Monthly Operating Report, but if the U.S. Trustee requests copies, the Debtors will provide all bank reconciliations as soon as practical.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are maintained in the Treasury Department. In addition, the Debtors affirm that the following bank accounts were closed during the current reporting period:

Entity	Account Type	Account Name	Bank	Closed Date
WCI Communities, Inc.	Checking	WCI Communities, Inc. DBA SCC & WL Permit	SunTrust	08/11/08
WCI Communities, Inc.	Checking	WCI Communities, Inc. - Waterlefe Permit	SunTrust	08/11/08
Bay Colony-Gateway, Inc.	Checking	Palm Beach Gardens - Imprest Acct	SunTrust	08/11/08
WCI Communities, Inc.	Checking	WCI Communities, Inc. - Coral Springs Imprest Acct	Wachovia	08/28/08
Communities Finance Company	Checking	Club Evergrene Initial Contribution Acct	Wachovia	08/28/08
WCI Realty, Inc.	Checking	Ashley Farms Golf & Country Club Escrow	Colonial Bank	09/08/08
WCI Realty, Inc.	Checking	Evergrene Escrow	Fifth Third	09/19/08

The Debtors affirm the following Debtor entity bank accounts were opened during the current reporting period:

Entity	Account Type	Account Name	Bank	Open Date
WCI Communities, Inc.	Checking	WCI Communities, Inc. - The Colony Bay Club Operating Account	Bank of America	09/02/08
WCI Communities, Inc.	Checking	WCI Communities, Inc. - The Colony Bay Club Merchant Account	Bank of America	09/03/08

Copies of bank statements are not attached to this Monthly Operating Report, but if the U.S. Trustee requests, the Debtor will provide copies of all bank statements as soon as practical.

Cash Disbursement Journals

The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account. Cash disbursement journals are not attached to this Monthly Operating Report, but if the U.S. Trustee requests, the Debtors will provide copies of all disbursement journals as soon as practical.

7 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Consolidating Statement of Operations (1)

For the Period August 4, 2008 through August 31, 2008

(Unaudited)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated WCI Communities, Inc.
Revenue (2)	$(6,213,134)	$8,259,272	$(121,588)	$1,924,549
Cost of sales (3)	(13,955,806)	5,184,885	(78,699)	(8,849,621)
Equity in earnings from joint ventures	(35,459)	(86,226)	—	(121,685)
Other income & expenses	(1,104,842)	(2,416)	1,042,768	(64,490)
Real estate taxes, net	3,581,377	127,164	—	3,708,541
Selling, general & administrative expenses	14,474,896	2,902,065	(16,854)	17,360,108
Interest expense, net	8,037,796	173,714	(1,042,768)	7,168,743
Depreciation & amortization	977,641	498,764	—	1,476,405
Expenses related to early repayment of debt	—	—	—	—
Restructuring costs	24,471	—	—	24,471
Minority interests	—	—	(337,626)	(337,626)
Income taxes	—	—	—	—

Net income (loss)	$(18,213,210)	$(538,679)	$311,591	$(18,440,298)

Notes:

1.	Refer to Exhibit A-1 of this Monthly Operating Report for individual Debtor entity statements of operations.
2.	Negative revenue is primarily a result of revenue recognition using the percentage-of-completion method of accounting under GAAP in which revenue may be recognized in one accounting period and a reversal of revenues, due to contract defaults, that may be recognized in subsequent accounting periods.
3.	Negative cost of sales is primarily a result of contract defaults that required the reversal of cost of sales.

8 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Consolidating Statement of Operations (1)

For the Period September 1, 2008 through September 30, 2008

(Unaudited)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated WCI Communities, Inc.
Revenue	$34,684,843	$15,958,311	$(161,914)	$50,481,240
Costs of sales	40,963,867	9,118,961	(135,880)	49,946,948
Equity in earnings from joint ventures	159,566	(51,267)	—	108,299
Other income & expenses	93,348	65,516	1,210,651	1,369,515
Real estate taxes, net	2,061,378	190,586	—	2,251,964
Selling, general & administrative expenses (2)	(6,511,044)	9,212,487	(15,399)	2,686,044
Interest expense, net	8,834,992	193,864	(1,210,651)	7,818,205
Depreciation & amortization	971,661	487,752	—	1,459,413
Expenses related to early repayment of debt	—	—	—	—
Restructuring costs	7,752,369	—	—	7,752,369
Minority interests	—	—	(447,914)	(447,914)
Income taxes	(504,104)	—	—	(504,104)

Net income (loss)	$(19,137,191)	$(3,259,586)	$437,279	$(21,959,498)

Notes:

1.	Refer to Exhibit A-2 of this Monthly Operating Report for individual Debtor entity statements of operations.
2.	Negative SG&A expense amounts are generally the result of a reversal of accruals, defaults and true-ups.

9 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008.

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Consolidating Balance Sheet (1)

As of September 30, 2008

(Unaudited)

	Debtor Entities	Non-Debtor Entities	Eliminations	Consolidated WCI Communities, Inc.
Assets
Cash & cash equivalents	$94,045,302	$13,207,810	$—	$107,253,112
Restricted cash	16,052,103	1,648,848	—	17,700,951
Contracts receivable	10,283,356	—	—	10,283,356
Mortgages & accounts receivable	11,873,243	2,424,136	376,024	14,673,403
Real estate inventories	1,579,054,985	38,276,413	—	1,617,331,398
Plant & equipment	146,992,766	82,190,397	(4,720,509)	224,462,654
Investments in joint ventures	272,148,679	(9,148,629)	(240,382,836)	22,617,214
Other assets	101,113,401	11,948,153	(1,173,367)	111,888,187

Assets	$2,231,563,835	$140,547,128	$(245,900,688)	$2,126,210,275

Liabilities
Liabilities subject to comprise	$945,369,906	$—	$—	$945,369,906
Accounts payable & other liabilities	58,875,865	36,299,214	(625,440)	94,549,639
Customer deposits	33,403,162	1,712,151	—	35,115,313
Intercompany due to/from	(94,273,895)	94,273,896	(1)	—
DIP term loan	80,000,000	—	—	80,000,000
Senior secured credit facility	498,923,875	—	—	498,923,875
Senior secured term loan	224,829,124	—	—	224,829,124
Mortgages & notes payable	1,775,000	—	—	1,775,000
CDD obligations	52,462,447	2,659,916	—	55,122,363

Liabilities	$1,801,365,484	$134,945,177	$(625,441)	$1,935,685,220

Minority interests	$16,842,737	$—	$7,382,940	$24,225,677

Equity
Retained Earnings:	$231,687,903	$34,893,285	$(36,521,563)	$230,059,625
Current year earnings	(240,608,764)	(17,310,902)	2,339,248	(255,580,418)

Equity	413,355,614	5,601,951	(252,658,187)	166,299,378

Liabilities and equity	$2,231,563,835	$140,547,128	$(245,900,688)	$2,126,210,275

Notes:

1.	Refer to Exhibit B of this Monthly Operating Report for individual Debtor entity statements of assets and liabilities.
2.	Liabilities subject to compromise include unsecured debt facilities, pre-petition accounts payable, general reserves for other payables, warranty obligations, legal contingency reserves and other liabilities. The Debtors have made their initial best efforts to characterize liabilities subject to compromise. These estimates are preliminary only and are subject to material change and/or reclassification. Any liabilities listed as subject to compromise reflects the Debtors’ best current estimate of the amount of pre-petition claims that will be restructured in the Chapter 11 Cases. In that regard, liabilities subject to compromise will change based upon, among other things, revised estimates of the amount of pre-petition claims that will be restructured in the Chapter 11 Cases.

10 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Status of Post-petition U.S. Taxes

For the Period August 4, 2008 through September 30, 2008

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment to receipt to verify payment or deposit of federal payroll taxes (1). Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Ending Tax Liability
Federal
FICA-Employee (2)	$—	$620,337	$620,337	$—
FICA-Employer (2)	—	730,456	620,337	110,119
Federal Unemployment Tax (2)	—	2,467	1,829	637
Federal Income Tax Withholding	—	1,636,642	1,636,642	—
Other - Franchise	—	27,500	30,250	(2,750)

Total Federal Taxes	$—	$3,017,401	$2,909,395	$108,006

State and Local
Sales & Use (3)	$—	$170,257	$113,108	$57,149
State Unemployment Insurance (2)	—	8,014	6,299	1,715
State/City Income Tax Withholding (2)	—	71,124	71,124	—
Real Property Tax (4)	—	5,411,443	175,755	5,235,688
Personal Property Tax	—	166,339	—	166,339

Total State and Local	$—	$5,827,176	$366,286	$5,460,890

Total Taxes	$—	$8,844,578	$3,275,681	$5,568,897

Notes:

1.	The Debtor electronically files federal payroll tax returns With the assistance of its payroll processor, ADP.

These returns are not attached hereto.

2.	Includes amounts withheld based on payroll payment dates and therefore includes certain amounts for the period 8/1/08 through 8/3/08.
3.	Sales & use tax liability is shown net of prepayments, as required by the taxing authority.
4.	Amounts are accrued on a monthly basis but are not yet due.

11 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Summary of Unpaid Post-petition Debts (1)

As of September 30, 2008

		Days Past Due
	Current	1-30	31-60	61-90	90+	Total
Land Development (2)	$45,104	$12,293	$(3,005)	$—	$6,350	$60,742
Contractor (non-land development) (3)	914,681	356,293	5,529	(26,610)	(166,161)	1,083,731
Recurring Item (e.g. lease)	10,700	57,939	183,791	—	—	252,430
G&A Expense (4)	746,973	1,358,427	35,813	68,123	156,420	2,365,756

Total	$1,717,458	$1,784,952	$222,128	$41,513	$(3,391)	$3,762,659

Percentage	45.6%	47.4%	5.9%	1.1%	-0.1%	100.0%

Notes:

1.	The post-petition debts reported only represent open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system. This summary does not include invoices not yet entered into the Debtors’ accounts payable system, any month-end accruals or estimations.
2.	Past-due credit balances for land development invoices were under review at September 30, 2008 and have subsequently been reversed from the ledger.
3.	Past-due contractor credits are primarily related to vendor “charge-backs” and represent receivables from certain vendors.

The Debtors track these “charge-backs” through the accounts payable system and therefore have left these amounts in the figures above for data integrity purposes.

4.	Past-due G&A payables may be related to invoices under dispute, invoice submission issues, or invoice “charge-back” situations, in which the counterparty owes WCI a greater amount than WCI owes to them.

12 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Accounts Receivable Reconciliation and Aging

As of September 30, 2008

		Days Past Due
	Current	1-30	31-60	61-90	90+	Total
Contracts Receivables (1)	$10,283,357	$—	$—	$—	$—	$10,283,357
Amenity Receivables (2)	139,634	118,064	22,032	78,583	1,417,058	1,775,370
Property Management Receivables (3)	37,986	164,878	500	57,693	230,611	491,669
Hotel / Tower Receivables (4)	123,250	—	607,200	—	461,710	1,192,160
Other	549,688	—	—	—	4,313	554,001

Gross Receivables	$11,133,915	$282,942	$629,732	$136,275	$2,113,691	$14,296,556

Percentage	77.9%	2.0%	4.4%	1.0%	14.8%	100.0%

Less: Provision for Doubtful Accounts						$(1,223,116)

Net Accounts Receivable						$13,073,440

Notes:

1.	The Debtor does not age contracts receivables and therefore the balance as of September 30, 2008 is reported herein as current.
2.	Amenity receivable past-due amounts relate to unpaid membership obligations. Once an amenity receivable reaches 120 days past due, the Debtors fully reserve the past due amount, while continuing collection efforts.
3.	Since September 30, 2008, approximately $396,000 of the property management receivables has been collected and approximately $46,000 has been deemed uncollectible and written off.
4.	Past-due tower receivables are primarily related to customer deposit litigation. Approximately $1.0 million is currently held in escrow by Chicago Title Inc. until the litigation is settled.

13 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Debtor Questionnaire

		Yes	No

1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide explanation below.	X

Explanation:

• Between August 4th, 2008, and September 30th, 2008, the Debtor sold 50 Cisco IP phones to Prudential Tropical Realty. The total sales amount was for $4,500.

• On September 23, 2008, the Debtor sold used office furniture to Interactyx. The total sales amount was for $1,500.

2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

Explanation:

The Debtors have not made disbursements from any account other than debtor in possession accounts this reporting period. However, because certain subsidiaries of WCI Communities, Inc. did not file for bankruptcy protection, there are legal non-debtor entities that maintain their own bank account(s). WCI Communities, Inc. utilizes a central cash management system, and, as such, the same personnel oversee all treasury functions for debtor and non-debtor entities.

3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X

4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect?	X

If no, provide an explanation below.

5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X

Explanation:

Refer to “The Debtors’ Statement with respect to Bank Account Reconciliations, Copies of Bank Statements, and Cash Disbursements Journals” located on page 9 of this Monthly Operating Report.

14 of 14	Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Exhibit A-1:

Debtor Entity Statements of Operations

For the Period August 4, 2008

through August 31, 2008

(Unaudited)

Monthly Operating Report August 4, 2008 through September 30, 2008

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-1: Statements of Operations for Debtor Entities (1)

For the Period August 4, 2008 through August 31, 2008

(unaudited)

Debtor Entity:		WCI Communities, Inc.	Bay Colony- Gateway, Inc.	Hunting Ridge III, LLC	Community Specialized Services, Inc.	Renaissance at Beacon Hill II, LLC	First Fidelity Title, Inc.	JYC Holdings, Inc.	Renaissance Custom Communities, LLC
Case Number:		08-11643	08-11646	08-11648	08-11652	08-11654	08-11655	08-11659	08-11664
Description	Notes
1. The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has	(2)	$10,405,722	$407,074
defined a Debtor entity as being				$—	$114,730	$—	$282,275	$—	$—
“active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger		7,011,848	(1,064)
activity, or 3) has contingent liabilities (e.g. potential warranty obligations).				—	—	—	—	(350)	—
Equity in earnings from joint ventures		—	(35,459)	—	—	—	—	—	—
Other income & expenses		(11,750)	(1,075,849)	—	—	—	—	(11,993)	—
Real estate taxes, net		1,255,692	1,970,147	—	—	1,051	—	30,578	—
Selling, general & administrative		4,512,437	6,906,868	—	164,210	—	270,413	(19)	—
Interest expense, net		7,203,810	(17,135)	—	—	—	—	—	—
Depreciation & amortization		509,594	310,161	—	1,043	—	4,187	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—
Restructuring costs		24,471	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(3)	4,203,539	(5,639,566)	16	1,100	1,892	5,297	19,854	(52)

Net income (loss)		$(14,303,919)	$(2,011,029)	$(16)	$(51,623)	$(2,943)	$2,378	$(38,070)	$52

1 of 6	Exhibit A-1

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-1: Statements of Operations for Debtor Entities (1)

For the Period August 4, 2008 through August 31, 2008

(unaudited)

Debtor Entity:		Renaissance at Hunting Hills, LLC	Mansion Ridge Home & Land Co. LLC	Renaissance at Kings Crossing, LLC	Communities Finance Co. LLC	Renaissance at Foxhall, LLC	Sun City Center Golf Properties, Inc.	Renaissance at Lake Manassas, LLC	Poplar Tree, LLC	WCI Homes Northeast, Inc.
Case Number:		08-11674	08-11684	08-11688	08-11691	08-11694	08-11696	08-11701	08-11702	08-11703
Description	Notes
1. The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has	(2)
defined a Debtor entity as being
		$—	$—	$—	$358,574	$—	$275,638	$—	$1,723,465	$—
“active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).		—	—	—	(8,463)	—	29,842	—	1,199,266	22,383
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	(5,250)	—	—	—	—	—
Real estate taxes, net		—	—	—	211,093	—	25,000	—	5,972	—
Selling, general & administrative		—	—	—	701,748	—	346,785	—	334	377,984
Interest expense, net		—	—	—	—	—	—	—	(3,473)	701,817
Depreciation & amortization		—	—	—	—	—	79,556	—	—	27,813
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(3)	70	—	(88)	461,391	67	114,506	12	27,757	32,683

Net income (loss)		$(70)	$—	$88	$(1,001,945)	$(67)	$(320,051)	$(12)	$493,609	$(1,162,680)

2 of 6	Exhibit A-1

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-1: Statements of Operations for Debtor Entities (1)

For the Period August 4, 2008 through August 31, 2008

(unaudited)

Debtor Entity:		Renaissance at Georgetown Pike, LLC	Renaissance at Oak Creek Club, LLC	Resort at Singer Island Properties, Inc.	WCI Realty Inc.	Dix Hills Home & Land Co. LLC	Spectrum Kensington LLC	Renaissance at Beacon Hill, LLC	MHI-Rugby Road LLC	Renaissance at The Oaks, LLC
Case Number:		08-11705	08-11711	08-11712	08-11713	08-11715	08-11717	08-11719	08-11722	08-11728
Description	Notes
1. The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has	(2)
defined a Debtor entity as being		$—	$—	$449,500	$12,749	$—	$—	$—	$—	$—
“active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).		—	(5,000)	251,593	8,260	—	—	—	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—	—	—
Real estate taxes, net		—	9,282	20,193	—	—	—	—	17,566	—
Selling, general & administrative		—	—	(2,562)	757,959	—	—	—	16	—
Interest expense, net		—	—	—	—	—	—	—	—	—
Depreciation & amortization		—	—	1,073	25,721	—	—	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(3)	(336)	11,096	64,510	12,475	(44)	—	101	88,748	(58)

Net income (loss)		$336	$(15,378)	$114,693	$(791,666)	$44	$—	$(101)	$(106,330)	$58

3 of 6	Exhibit A-1

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-1: Statements of Operations for Debtor Entities (1)

For the Period August 4, 2008 through August 31, 2008

(unaudited)

Debtor Entity:		WCI Hunter Mill, LLC	Hopewell Crossing Home & Land Co. LLC	Renaissance at Oakton Glen, LLC	WCI Realty New Jersey, Inc	Renaissance at Occoquan Walk, LLC	Hunting Ridge II, LLC	WCI Mid-Atlantic U.S. Region, Inc.	Watermark Realty Referral, Inc	Southbury Home & Land Co. LLC
Case Number:		08-11729	08-11731	08-11736	08-11737	08-11742	08-11746	08-11747	08-11748	08-11749
Description	Notes
1. The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has	(2)
defined a Debtor entity as being		$—	$—	$—	$—	$470,000	$—	$—	$—	$—
“active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).		—	—	—	—	505,947	—	(2,000)	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—	—	—
Real estate taxes, net		12,309	5,478	—	—	1,745	—	13,434	—	—
Selling, general & administrative		32	—	—	13,971	103	—	359,541	—	—
Interest expense, net		(9,080)	3,457	—	—	—	—	158,400	—	—
Depreciation & amortization		—	—	—	—	—	—	18,198	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(3)	111,441	13,219	73	4	6,428	99	70,880	826	(5)

Net income (loss)		$(114,702)	$(22,154)	$(73)	$(13,975)	$(44,223)	$(99)	$(618,453)	$(826)	$5

4 of 6	Exhibit A-1

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-1: Statements of Operations for Debtor Entities (1)

For the Period August 4, 2008 through August 31, 2008

(unaudited)

Debtor Entity:		WCI Communities Property Management, Inc.	Renaissance at River Creek II, LLC	Renaissance at Timberlake, LLC	WCI Custom Homes, LLC	Renaissance at River Creek Towns, LLC	WCI Towers Northeast USA, Inc.	Renaissance Centro Arlington, LLC	Renaissance Centro Columbia, LLC
Case Number:		08-11753	08-11756	08-11759	08-11761	08-11763	08-11764	08-11766	08-11770
Description	Notes
1. The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has	(2)
defined a Debtor entity as being		$13,814	$—	$—	$—	$—	$(20,726,675)	$—	$—
“active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).		—	—	—	—	—	(22,968,068)	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—	—
Real estate taxes, net		—	—	—	—	—	1,838	—	—
Selling, general & administrative		42,517	—	—	55	—	22,507	—	—
Interest expense, net		—	—	—	—	—	—	—	—
Depreciation & amortization		294	—	—	—	—	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(3)	389	0	395	557	0	294,781	48,192	47,749

Net income (loss)		$(29,386)	$(0)	$(395)	$(612)	$(0)	$1,922,267	$(48,192)	$(47,749)

5 of 6	Exhibit A-1

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-1: Statements of Operations for Debtor Entities (1)

For the Period August 4, 2008 through August 31, 2008

(unaudited)

The following notes should be read in conjunction with Exhibit A-1 for the Statements of Operations for Debtor Entities:

1.	The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has defined a Debtor entity as being “active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).

2.	The statements of operations for certain Debtor entities reflect negative SG&A expense. Negative SG&A expense is generally the result of the reversal of accruals, defaults and true-ups.

3.	The Debtor records significant corporate overhead costs on the books and records of Bay Colony-Gateway, Inc. These corporate overhead costs have been allocated pro-rata to various active legal entities based on the net book value of total assets as a percentage of combined total assets as of 9/30/08 for each of the legal entities.

4.	Statements of operations are not provided for Debtor entities that are not “active”. A list of those entities is presented below.

Inactive Debtor Entity (4)	Case No.
Communities Home Builders, Inc.	08-11644
New Home & Land Company LLC	08-11645
East Fishkill Development LLC	08-11647
Bay Colony of Naples, Inc.	08-11649
Fair Oaks Parkway, LLC	08-11650
Spectrum PDC Corp.	08-11651
Gateway Communities, Inc.	08-11653
Pelican Bay Properties, Inc.	08-11656
Bay Colony Realty Associates, Inc.	08-11657
Florida Design Communities, Inc.	08-11658
Renaissance at Bellview Road, LLC	08-11660
Coral Ridge Communities, Inc.	08-11661
Spectrum Customer Care, Inc.	08-11662
Carpentry Management Associates, LLC	08-11663
Spectrum Valimar Corp.	08-11665
Florida Lifestyle Management Company	08-11666
Gateway Realty Sales, Inc.	08-11667
Pelican Landing Communities, Inc.	08-11668
Renaissance at Bridges of Oakton II, LLC	08-11669
Renaissance at Roseland, Inc.	08-11670
Florida National Properties, Inc.	08-11671
The Colony at Pelican Landing Golf Club, Inc.	08-11672
Lake Grove Home & Land Company LLC	08-11673
Coral Ridge Properties, Inc.	08-11675
Renaissance Holdings Corp.	08-11676
Spectrum-Irvington Corp.	08-11677
GC Assets of Nassau, Inc.	08-11678
Spectrum Design Studio, Inc.	08-11679
Renaissance at Cardinal Forest, LLC	08-11680
Gateway Communications Services, Inc.	08-11681
Communities Amenities, Inc.	08-11682
Pelican Landing Properties, Inc.	08-11683
Coral Ridge Realty, Inc.	08-11685
Spectrum-Riverwoods Corp.	08-11686
Renaissance at Evergreen Mills Road, LLC	08-11687
Renaissance at Rugby Road, LLC	08-11689
Spectrum FS Corp.	08-11690
Renaissance Housing Corp.	08-11692
Pelican Marsh Properties, Inc.	08-11693
Spectrum Glen Cove Corp.	08-11695
Renaissance at Rugby Road II, LLC	08-11697
(The) Mansion Ridge Sewer Co., Inc.	08-11698
Coral Ridge Realty Sales, Inc.	08-11699
WCI Amenities, Inc.	08-11700
Renaissance Land, LLC	08-11704
Sun City Center Realty, Inc.	08-11706
Spectrum Holmdel Corp.	08-11707
Renaissance at South River, Inc.	08-11708
Marbella at Pelican Bay, Inc.	08-11709
Heron Bay, Inc.	08-11710
WCI Architecture & Land Planning, Inc.	08-11714
Tarpon Cove Realty, Inc.	08-11716
Renaissance at the Bridges of Oakton, LLC	08-11718
WCI Northeast Real Estate Development, LLC	08-11720
Heron Bay Golf Course Properties, Inc.	08-11721
Reston Building Company, LLC	08-11723
WCI Realty Connecticut, Inc.	08-11724
WCI Business Development, Inc.	08-11725
Spectrum Lake Grove, LLC	08-11726
WCI Realty Maryland, Inc.	08-11727
Tarpon Cove Yacht & Racquet Club, Inc.	08-11730
RMH, LLC	08-11732
WCI Northeast U.S. Region, LLC	08-11733
WCI Marketing, Inc.	08-11734
Spectrum Landing Corp.	08-11735
(The) Valimar Home & Land Company, LLC	08-11738
WCI Pompano Beach, Inc.	08-11739
WCI Capital Corporation	08-11740
Sarasota Tower, Inc.	08-11741
WCI Realty New York, Inc.	08-11743
Spectrum Long Beach, LLC	08-11744
WCI Ireland Inn Corp.	08-11745
WCI Title, Inc.	08-11750
Renaissance at River Creek, Inc.	08-11751
Spectrum North Bergen LLC	08-11752
Spectrum Construction Corp.	08-11754
WCI Towers, Inc.	08-11755
WCI Towers Mid-Atlantic USA, Inc.	08-11758
Renaissance at Timberlake II, LLC	08-11760
WCI Homebuilding, Inc.	08-11762
WCI Homes, Inc.	08-11765
Renaissance at River Creek Villas, Inc.	08-11767
WCI Golf Group, Inc.	08-11768
WCI Homebuilding Northeast, U.S., Inc.	08-11769

6 of 6	Exhibit A-1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Exhibit A-2:

Debtor Entity Statements of Operations

For the Period September 1, 2008 through September 30, 2008

(Unaudited)

Monthly Operating Report August 4, 2008 through September 30, 2008

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-2: Statements of Operations for Debtor Entities (1)

For the Period September 1, 2008 through September 30, 2008

(unaudited)

Debtor Entity:		WCI Communities, Bay Inc.	Colony-Gateway, Inc. (5)	Hunting Ridge III, LLC	Community Specialized Services, Inc.	Renaissance at Beacon Hill II, LLC	First Fidelity Title, Inc.	JYC Holdings, Inc.	Renaissance Custom Communities, LLC	Renaissance at Hunting Hills, LLC
Case Number:		08-11643	08-11646	08-11648	08-11652	08-11654	08-11655	08-11659	08-11664	08-11674
Description	Notes
Revenue	(2)	$37,213,268	$(2,112,120)	$—	$30	$—	$329,113	$—	$—	$—
Costs of sales		28,307,500	4,040,699	—	—	—	—	—	(10,203)	—
Equity in earnings from joint ventures		—	143,090	—	—	—	—	—	—	—
Other income & expenses		1,318,755	(1,197,105)	—	—	—	—	(28,196)	—	—
Real estate taxes, net		2,091,484	(472,557)	—	—	1,051	—	30,578	—	—
Selling, general & administrative	(3)	3,469,407	(7,953,432)	—	9,497	(843)	225,861	26,115	(839)	—
Interest expense, net		7,804,303	32,952	—	—	—	—	—	—	—
Depreciation & amortization		504,661	309,536	—	979	—	4,186	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		7,752,369	—	—	—	—	—	—	—	—
Income taxes		—	(504,104)	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	(3,308,227)	4,438,395	(12)	(866)	(1,489)	(4,169)	(15,625)	41	(55)

Net income (loss)		$(10,726,984)	$(949,594)	$12	$(9,580)	$1,281	$103,235	$(12,872)	$11,001	$55

1 of 6	Exhibit A-2

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-2: Statements of Operations for Debtor Entities (1)

For the Period September 1, 2008 through September 30, 2008

(unaudited)

Debtor Entity:		Mansion Ridge Home & Land Co. LLC	Renaissance at Kings Crossing, LLC	Communities Finance Co. LLC	Renaissance at Foxhall, LLC	Sun City Center Golf Properties, Inc.	Renaissance at Lake Manassas, LLC	Poplar Tree, LLC	WCI Homes Northeast, Inc. (6)	Renaissance at Georgetown Pike, LLC
Case Number:		08-11684	08-11688	08-11691	08-11694	08-11696	08-11701	08-11702	08-11703	08-11705
Description	Notes
Revenue	(2)	$—	$—	$227,715	$—	$260,094	$—	$—	$—	$—
Costs of sales		—	—	3,223,700	—	42,487	—	(46,195)	—	(7,500)
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—	—	—
Real estate taxes, net		—	—	195,913	—	25,000	—	5,973	—	—
Selling, general & administrative	(3)	240	(390)	(5,221,414)	—	411,863	(256)	(626)	1,363,030	6,136
Interest expense, net		—	—	—	—	—	—	(3,723)	773,787	—
Depreciation & amortization		—	—	—	—	79,395	—	—	27,715	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	—	69	(363,119)	(53)	(90,117)	(10)	(21,845)	(25,722)	264

Net income (loss)		$(240)	$321	$2,392,635	$53	$(208,534)	$266	$66,416	$(2,138,810)	$1,100

2 of 6	Exhibit A-2

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-2: Statements of Operations for Debtor Entities (1)

For the Period September 1, 2008 through September 30, 2008

(unaudited)

Debtor Entity:		Renaissance at Oak Creek Club, LLC	Resort at Singer Island Properties, Inc.	WCI Realty Inc.	Dix Hills Home & Land Co. LLC	Spectrum Kensington LLC (7)	Renaissance at Beacon Hill, LLC	MHI-Rugby Road LLC	Renaissance at The Oaks, LLC	WCI Hunter Mill, LLC
Case Number:		08-11711	08-11712	08-11713	08-11715	08-11717	08-11719	08-11722	08-11728	08-11729
Description	Notes
Revenue	(2)	$—	$—	$3,592	$—	$—	$—	$—	$—	$—
Costs of sales		—	(1,594,558)	5,075	—	5,946,768	—	—	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—	—	—
Real estate taxes, net		9,282	15,946	—	—	—	—	17,566	—	12,309
Selling, general & administrative	(3)	(14,834)	115,032	886,885	—	—	—	124	(331)	111
Interest expense, net		—	—	—	—	—	—	—	—	(8,843)
Depreciation & amortization		—	1,043	25,654	—	—	—	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	(8,733)	(50,770)	(9,818)	35	—	(79)	(69,846)	46	(87,706)

Net income (loss)		$14,285	$1,513,307	$(904,204)	$(35)	$(5,946,768)	$79	$52,156	$285	$84,129

3 of 6	Exhibit A-2

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-2: Statements of Operations for Debtor Entities (1)

For the Period September 1, 2008 through September 30, 2008

(unaudited)

Debtor Entity:		Hopewell Crossing Home & Land Co. LLC	Renaissance at Oakton Glen, LLC	WCI Realty New Jersey, Inc	Renaissance at Occoquan Walk, LLC	Hunting Ridge II, LLC	WCI Mid-Atlantic U.S. Region, Inc.	Watermark Realty Referral, Inc	Southbury Home & Land Co. LLC	WCI Communities Property Management, Inc.
Case Number:		08-11731	08-11736	08-11737	08-11742	08-11746	08-11747	08-11748	08-11749	08-11753
Description	Notes
Revenue	(2)	$—	$—	$—	$—	$—	$—	$16,260	$—	$13,814
Costs of sales		—	—	—	(18,500)	—	(6,650)	6,648	—	—
Equity in earnings from joint ventures		—	—	—	—	—	16,476	—	—	—
Other income & expenses		—	—	—	—	—	(106)	—	—	—
Real estate taxes, net		14,622	—	—	1,745	—	12,267	—	—	—
Selling, general & administrative	(3)	—	—	28,042	(619)	—	27,085	—	—	45,020
Interest expense, net		(741)	—	—	—	—	237,257	—	—	—
Depreciation & amortization		—	—	—	—	—	18,197	—	—	294
Expenses related to early repayment of debt		—	—	—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	(10,404)	(57)	(3)	(5,059)	(78)	(55,783)	(650)	4	(306)

Net income (loss)		$(3,477)	$57	$(28,039)	$22,433	$78	$(248,742)	$10,262	$(4)	$(31,194)

4 of 6	Exhibit A-2

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-2: Statements of Operations for Debtor Entities (1)

For the Period September 1, 2008 through September 30, 2008

(unaudited)

Debtor Entity:		Renaissance at River Creek II, LLC	Renaissance at Timberlake, LLC	WCI Custom Homes, LLC	Renaissance at River Creek Towns, LLC	WCI Towers Northeast USA, Inc.	Renaissance Centro Arlington, LLC	Renaissance Centro Columbia, LLC
Case Number:		08-11756	08-11759	08-11761	08-11763	08-11764	08-11766	08-11770
Description	Notes
Revenue	(2)	$—	$—	$—	$—	$(1,266,923)	$—	$—
Costs of sales		—	—	(71,173)	(5,000)	1,150,769	—	—
Equity in earnings from joint ventures		—	—	—	—	—	—	—
Other income & expenses		—	—	—	—	—	—	—
Real estate taxes, net		—	—	—	—	100,201	—	—
Selling, general & administrative	(3)	442	—	(1,953)	(47)	69,651	—	—
Interest expense, net		—	—	—	—	—	—	—
Depreciation & amortization		—	—	—	—	—	—	—
Expenses related to early repayment of debt		—	—	—	—	—	—	—
Restructuring costs		—	—	—	—	—	—	—
Income taxes		—	—	—	—	—	—	—
Allocation of corporate general & administrative	(4)	(0)	(311)	(439)	(0)	(231,995)	(37,928)	(37,579)

Net income (loss)		$(442)	$311	$73,565	$5,047	$(2,355,549)	$37,928	$37,579

5 of 6	Exhibit A-2

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit A-2: Statements of Operations for Debtor Entities (1)

For the Period September 1, 2008 through September 30, 2008

(unaudited)

The following notes should be read in conjunction with Exhibit A-2 for the Statements of Operations for Debtor Entities:

1.	The statements of operations provided herein represent financial information included in the Company’s general ledger for “active” Debtor entities. The Company has defined a Debtor entity as being “active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).

2.	The statements of operations for certain Debtor entities reflect negative revenue. Negative revenue is primarily a result of revenue recognition using the percentage-of-completion method of accounting under GAAP in which revenue may be recognized in one accounting period and a reversal of revenues, including contract defaults, may be recognized in subsequent accounting periods.

3.	The statements of operations for certain Debtor entities reflect negative SG&A. Negative SG&A expense is generally the result of the reversal of accruals, defaults and true-ups.

4.	The Debtor records significant corporate overhead costs on the books and records of Bay Colony-Gateway, Inc. These corporate overhead costs have been allocated pro-rata to various active legal entities based on the net book value of total assets as a percentage of combined total assets as of 9/30/08 for each of the legal entities.

5.	The credit in Other income & expense for Bay-Colony Gateway, Inc. primarily relates to intercompany interest charged to the WCI Northeast and WCI Mid-Atlantic regions. An offsetting interest expense is recorded and eliminated in consolidation.

6.	WCI Homes Northeast, Inc. is the corporate entity for the Northeast Region and the income statement reflects corporate overhead expenses while the revenue amounts are allocated to appropriate legal entities within the region.

7.	The cost of sales for Spectrum Kensington LLC relates to soft costs associated with a land option that expired post-petition. These costs were comprised of due diligence and architecture and design costs, and were written off during the period.

8.	Statements of operations are not provided for Debtor entities that are not “active”. A list of those entities is presented below.

Inactive Debtor Entity (8)	Case No.
Communities Home Builders, Inc.	08-11644
New Home & Land Company LLC	08-11645
East Fishkill Development LLC	08-11647
Bay Colony of Naples, Inc.	08-11649
Fair Oaks Parkway, LLC	08-11650
Spectrum PDC Corp.	08-11651
Gateway Communities, Inc.	08-11653
Pelican Bay Properties, Inc.	08-11656
Bay Colony Realty Associates, Inc.	08-11657
Florida Design Communities, Inc.	08-11658
Renaissance at Bellview Road, LLC	08-11660
Coral Ridge Communities, Inc.	08-11661
Spectrum Customer Care, Inc.	08-11662
Carpentry Management Associates, LLC	08-11663
Spectrum Valimar Corp.	08-11665
Florida Lifestyle Management Company	08-11666
Gateway Realty Sales, Inc.	08-11667
Pelican Landing Communities, Inc.	08-11668
Renaissance at Bridges of Oakton II, LLC	08-11669
Renaissance at Roseland, Inc.	08-11670
Florida National Properties, Inc.	08-11671
The Colony at Pelican Landing Golf Club, Inc.	08-11672
Lake Grove Home & Land Company LLC	08-11673
Coral Ridge Properties, Inc.	08-11675
Renaissance Holdings Corp.	08-11676
Spectrum-Irvington Corp.	08-11677
GC Assets of Nassau, Inc.	08-11678
Spectrum Design Studio, Inc.	08-11679
Renaissance at Cardinal Forest, LLC	08-11680
Gateway Communications Services, Inc.	08-11681
Communities Amenities, Inc.	08-11682
Pelican Landing Properties, Inc.	08-11683
Coral Ridge Realty, Inc.	08-11685
Spectrum-Riverwoods Corp.	08-11686
Renaissance at Evergreen Mills Road, LLC	08-11687
Renaissance at Rugby Road, LLC	08-11689
Spectrum FS Corp.	08-11690
Renaissance Housing Corp.	08-11692
Pelican Marsh Properties, Inc.	08-11693
Spectrum Glen Cove Corp.	08-11695
Renaissance at Rugby Road II, LLC	08-11697
(The) Mansion Ridge Sewer Co., Inc.	08-11698
Coral Ridge Realty Sales, Inc.	08-11699
WCI Amenities, Inc.	08-11700
Renaissance Land, LLC	08-11704
Sun City Center Realty, Inc.	08-11706
Spectrum Holmdel Corp.	08-11707
Renaissance at South River, Inc.	08-11708
Marbella at Pelican Bay, Inc.	08-11709
Heron Bay, Inc.	08-11710
WCI Architecture & Land Planning, Inc.	08-11714
Tarpon Cove Realty, Inc.	08-11716
Renaissance at the Bridges of Oakton, LLC	08-11718
WCI Northeast Real Estate Development, LLC	08-11720
Heron Bay Golf Course Properties, Inc.	08-11721
Reston Building Company, LLC	08-11723
WCI Realty Connecticut, Inc.	08-11724
WCI Business Development, Inc.	08-11725
Spectrum Lake Grove, LLC	08-11726
WCI Realty Maryland, Inc.	08-11727
Tarpon Cove Yacht & Racquet Club, Inc.	08-11730
RMH, LLC	08-11732
WCI Northeast U.S. Region, LLC	08-11733
WCI Marketing, Inc.	08-11734
Spectrum Landing Corp.	08-11735
(The) Valimar Home & Land Company, LLC	08-11738
WCI Pompano Beach, Inc.	08-11739
WCI Capital Corporation	08-11740
Sarasota Tower, Inc.	08-11741
WCI Realty New York, Inc.	08-11743
Spectrum Long Beach, LLC	08-11744
WCI Ireland Inn Corp.	08-11745
WCI Title, Inc.	08-11750
Renaissance at River Creek, Inc.	08-11751
Spectrum North Bergen LLC	08-11752
Spectrum Construction Corp.	08-11754
WCI Towers, Inc.	08-11755
WCI Towers Mid-Atlantic USA, Inc.	08-11758
Renaissance at Timberlake II, LLC	08-11760
WCI Homebuilding, Inc.	08-11762
WCI Homes, Inc.	08-11765
Renaissance at River Creek Villas, Inc.	08-11767
WCI Golf Group, Inc.	08-11768
WCI Homebuilding Northeast, U.S., Inc.	08-11769

6 of 6	Exhibit A-2

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Exhibit B:

Debtor Entity Statements of Assets and Liabilities

As of September 30, 2008

(Unaudited)

Monthly Operating Report August 4, 2008 through September 30, 2008

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of September 30, 2008

(unaudited)

Debtor Entity:	WCI Communities, Inc.	Bay Colony- Gateway, Inc.	Hunting Ridge III, LLC	Community Specialized Services, Inc.	Renaissance at Beacon Hill II, LLC	First Fidelity Title, Inc.	JYC Holdings, Inc.
Case Number:	08-11643	08-11646	08-11648	08-11652	08-11654	08-11655	08-11659
Assets
Cash & cash equivalents	$85,099,725	$6,202,667	$—	$—	$—	$72,342	$—
Restricted cash	10,354,969	—	—	—	—	(9)	—
Contracts receivable	5,385,922	—	—	—	—	—	—
Mortgages & accounts receivable	6,722,582	3,238,046	—	361,821	—	—	—
Real estate inventories	1,074,203,404	75,101,560	—	—	637,403	—	3,432,584
Plant & equipment	65,668,863	34,538,055	—	14,691	—	217,435	3,511,082
Investments in subsidiaries and joint ventures	224,538,503	44,178,626	—	—	—	—	—
Other assets	33,130,153	49,107,507	5,600	17,452	40,000	1,606,892	165,085

Total assets	$1,505,104,121	$212,366,461	$5,600	$393,964	$677,403	$1,896,660	$7,108,751

Liabilities
Accounts payable & other liabilities	$93,972,364	$16,323,965	$—	$—	$—	$89,824	$276,020
Swap breakage	10,574,574	10,574,574		10,574,574		10,574,574	10,574,574
Customer deposits	32,026,330	(31,742)	—	—	—	—	—
Debtor-in-possession secured term loan	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000
Senior secured credit facility	498,923,875	498,923,875	—	498,923,875	—	498,923,875	498,923,875
Senior secured term note	224,829,124	224,829,124	—	224,829,124	—	224,829,124	224,829,124
Mortgages & notes payable	—	—	—	—	—	—	—
CDD obligations	38,917,452	662,322	—	—	—	—	—
Senior subordinated notes	538,157,031	538,157,031	—	538,157,031	—	538,157,031	538,157,031
Junior subordinated notes	165,000,000	—	—	—	—	—	—
Convertible subordinated notes	127,486,111	127,486,111	—	127,486,111	—	127,486,111	127,486,111

Total liabilities	$1,809,886,861	$1,496,925,260	$80,000,000	$1,479,970,715	$80,000,000	$1,480,060,539	$1,480,246,735

1 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of September 30, 2008

(unaudited)

Debtor Entity:	Custom Communities, LLC	Renaissance at Hunting Hills, LLC	Mansion Ridge Home & Land Co. LLC	Renaissance at Kings Crossing, LLC	Communities Finance Co. LLC	Renaissance at Foxhall, LLC	Sun City Center Golf Properties, Inc.	Renaissance at Lake Manassas, LLC
Case Number:	08-11664	08-11674	08-11684	08-11688	08-11691	08-11694	08-11696	08-11701
Assets
Cash & cash equivalents	$—	$—	$—	$—	$—	$—	$10,868	$—
Restricted cash	—	—	—	—	—	—	—	—
Contracts receivable	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	—	—	—	—	1,370,000	—	42,418	—
Real estate inventories	(18,737)	—	—	(31,339)	162,197,214	—	—	—
Plant & equipment	—	—	—	—	—	—	40,396,297	—
Investments in subsidiaries and joint ventures	—	—	—	—	—	—	—	—
Other assets	—	25,000	—	—	1,553,970	24,000	548,868	4,377

Total assets	$(18,737)	$25,000	$—	$(31,339)	$165,121,184	$24,000	$40,998,451	$4,377

Liabilities
Accounts payable & other liabilities	$3,347	$—	$—	$—	$7,336,346	$—	$1,954,510	$—
Swap breakage	—				10,574,574		10,574,574
Customer deposits	—	—	—	—	24,195,071	—	2,994	—
Debtor-in-possession secured term loan	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000
Senior secured credit facility	—	—	—	—	498,923,875	—	498,923,875	—
Senior secured term note	—	—	—	—	224,829,124	—	224,829,124	—
Mortgages & notes payable	—	—	—	—	—	—	—	—
CDD obligations	—	—	—	—	12,882,674	—	—	—
Senior subordinated notes	—	—	—	—	538,157,031	—	538,157,031	—
Junior subordinated notes	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	—	—	—	127,486,111	—	127,486,111	—

Total liabilities	$80,003,347	$80,000,000	$80,000,000	$80,000,000	$1,524,384,806	$80,000,000	$1,481,928,219	$80,000,000

2 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of September 30, 2008

(unaudited)

Debtor Entity:	Poplar Tree, LLC	WCI Homes Northeast, Inc.	Renaissance at Georgetown Pike, LLC	Renaissance at Oak Creek Club, LLC	Resort at Singer Island Properties, Inc.	WCI Realty Inc.	Dix Hills Home & Land Co. LLC	Spectrum Kensington LLC
Case Number:	08-11702	08-11703	08-11705	08-11711	08-11712	08-11713	08-11715	08-11717
Assets
Cash & cash equivalents	$—	$1,738,887	$—	$—	$591,507	$1,500	$—	$—
Restricted cash	78,721	—	—	112,000	—	2,857,959	—	—
Contracts receivable	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	—	(234,957)	—	—	199,560	—	—	—
Real estate inventories	9,748,501	70,114	(145,153)	3,809,471	20,757,742	—	(15,851)	—
Plant & equipment	—	664,754	172	296	32,329	1,569,251	—	—
Investments in subsidiaries and joint ventures	—	1,300,000	—	—	—	—	—	—
Other assets	111,032	8,165,607	25,000	51,207	1,516,490	38,044	—	—

Total assets	$9,938,254	$11,704,405	$(119,981)	$3,972,974	$23,097,628	$4,466,754	$(15,851)	$—

Liabilities
Accounts payable & other liabilities	$36,062	$5,154,595	$(600)	$15,655	$676,915	$261,177	$—	$38,502
Swap breakage	10,574,574	10,574,574	10,574,574	10,574,574	10,574,574	10,574,574
Customer deposits	771,133	—	193,000	33,755	1,524,500	—	—	—
Debtor-in-possession secured term loan	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000
Senior secured credit facility	498,923,875	498,923,875	498,923,875	498,923,875	498,923,875	498,923,875	—	—
Senior secured term note	224,829,124	224,829,124	224,829,124	224,829,124	224,829,124	224,829,124	—	—
Mortgages & notes payable	—	—	—	—	—	—	—	—
CDD obligations	—	—	—	—	—	—	—	—
Senior subordinated notes	—	—	—	—	538,157,031	538,157,031	—	—
Junior subordinated notes	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	—	—	—	127,486,111	127,486,111	—	—

Total liabilities	$815,134,768	$819,482,168	$814,519,973	$814,376,983	$1,482,172,130	$1,480,231,892	$80,000,000	$80,038,502

3 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of September 30, 2008

(unaudited)

Debtor Entity:	Renaissance at Beacon Hill, LLC	MHI-Rugby Road LLC	Renaissance at The Oaks, LLC	WCI Hunter Mill, LLC	Hopewell Crossing Home & Land Co. LLC	Renaissance at Oakton Glen, LLC	WCI Realty New Jersey, Inc	Renaissance at Occoquan Walk, LLC	Hunting Ridge II, LLC
Case Number:	08-11719	08-11722	08-11728	08-11729	08-11731	08-11736	08-11737	08-11742	08-11746

Assets
Cash & cash equivalents	$—	$—	$—	$—	$—	$—	$1,588	$—	$—
Restricted cash	—	—	—	—	—	—	—	—	—
Contracts receivable	—	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	—	—	—	38,517	—	—	—	—	—
Real estate inventories	—	31,299,990	(43,439)	39,699,640	4,689,312	—	—	2,299,305	—
Plant & equipment	—	—	—	—	—	—	—	—	—
Investments in subsidiaries and joint ventures	—	—	—	—	—	—	—	—	—
Other assets	36,000	476,134	22,630	163,300	43,865	26,000	—	2,341	35,600

Total assets	$36,000	$31,776,124	$(20,809)	$39,901,457	$4,733,177	$26,000	$1,588	$2,301,646	$35,600

Liabilities
Accounts payable & other liabilities	$—	$(6,177)	$—	$39,430	$54,145	$—	$9,682	$37,366	$—
Swap breakage	10,574,574	10,574,574		10,574,574	10,574,574		10,574,574	10,574,574
Customer deposits	—	90,000	—	—	—	—	—	—	—
Debtor-in-possession secured term loan	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000
Senior secured credit facility	498,923,875	498,923,875	—	498,923,875	498,923,875	—	498,923,875	498,923,875	—
Senior secured term note	224,829,124	224,829,124	—	224,829,124	224,829,124	—	224,829,124	224,829,124	—
Mortgages & notes payable	—	—	—	—	1,775,000	—	—	—	—
CDD obligations	—	—	—	—	—	—	—	—	—
Senior subordinated notes	—	—	—	—	—	—	—	—	—
Junior subordinated notes	—	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	—	—	—	—	—	—	—	—

Total liabilities	$814,327,573	$814,411,396	$80,000,000	$814,367,003	$816,156,718	$80,000,000	$814,337,255	$814,364,939	$80,000,000

4 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of September 30, 2008

(unaudited)

Debtor Entity:	WCI Mid- Atlantic U.S. Region, Inc.	Watermark Realty Referral, Inc	Southbury Home & Land Co. LLC	WCI Communities Property Management, Inc.	Renaissance at River Creek II, LLC	Renaissance at Timberlake, LLC	WCI Custom Homes, LLC	Renaissance at River Creek Towns, LLC
Case Number:	08-11747	08-11748	08-11749	08-11753	08-11756	08-11759	08-11761	08-11763
Assets
Cash & cash equivalents	$(2,795)	$295,754	$—	$—	$—	$—	$—	$—
Restricted cash	—	—	—	—	—	—	—	—
Contracts receivable	—	—	—	—	—	—	—	—
Mortgages & accounts receivable	—	—	—	130,943	—	—	4,313	—
Real estate inventories	18,876,089	—	(1,723)	—	—	—	167,961	1
Plant & equipment	376,385	—	—	2,982	172	—	—	—
Investments in subsidiaries and joint ventures	2,131,550	—	—	—	—	—	—	—
Other assets	3,997,176	—	—	5,463	—	141,357	27,251	—

Total assets	$25,378,405	$295,754	$(1,723)	$139,388	$172	$141,357	$199,525	$1

Liabilities
Accounts payable & other liabilities	$2,950,737	$—	$—	$202,333	$—	$—	$16,058	$12,548
Swap breakage	10,574,574	10,574,574		10,574,574				10,574,574
Customer deposits	250,000	—	—	—	—	—	507,205	—
Debtor-in-possession secured term loan	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000	80,000,000
Senior secured credit facility	498,923,875	498,923,875	—	498,923,875	—	—	—	498,923,875
Senior secured term note	224,829,124	224,829,124	—	224,829,124	—	—	—	224,829,124
Mortgages & notes payable	—	—	—	—	—	—	—	—
CDD obligations	—	—	—	—	—	—	—	—
Senior subordinated notes	—	538,157,031	—	538,157,031	—	—	—	—
Junior subordinated notes	—	—	—	—	—	—	—	—
Convertible subordinated notes	—	127,486,111	—	127,486,111	—	—	—	—

Total liabilities	$817,528,310	$1,479,970,715	$80,000,000	$1,480,173,048	$80,000,000	$80,000,000	$80,523,263	$814,340,121

5 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of September 30, 2008

(unaudited)

Debtor Entity:	WCI Towers Northeast USA, Inc.	Renaissance Centro Arlington, LLC	Renaissance Centro Columbia, LLC
Case Number:	08-11764	08-11766	08-11770
Assets
Cash & cash equivalents	$33,260	$—	$—
Restricted cash	2,648,463	—	—
Contracts receivable	4,897,434	—	—
Mortgages & accounts receivable	—	—	—
Real estate inventories	97,969,460	17,255,034	17,096,440
Plant & equipment	—	—	—
Investments in subsidiaries and joint ventures	—	—	—
Other assets	—	—	—

Total assets	$105,548,617	$17,255,034	$17,096,440

Liabilities
Accounts payable & other liabilities	$4,660,838	$14,189	$98,463
Swap breakage	10,574,574	10,574,574	10,574,574
Customer deposits	2,640,674	—	—
Debtor-in-possession secured term loan	80,000,000	80,000,000	80,000,000
Senior secured credit facility	498,923,875	498,923,875	498,923,875
Senior secured term note	224,829,124	224,829,124	224,829,124
Mortgages & notes payable	—	—	—
CDD obligations	—	—	—
Senior subordinated notes	—	—	—
Junior subordinated notes	—	—	—
Convertible subordinated notes	—	—	—

Total liabilities	$821,629,085	$814,341,762	$814,426,036

6 of 7	Exhibit B

In Re: WCI Communities, Inc., et al.

Case Number: 08-11643 (KJC)

Exhibit B: Debtor Entity Statements of Assets & Liabilities (1)

As of September 30, 2008

(unaudited)

The following notes should be read in conjunction with Exhibit B for the Statements of Assets and Liabilities for Debtor Entities:

1.	The statements of assets and liabilities provided herein represent financial information for the Company’s” active” entities. Entities that are considered inactive but are guarantors of bank- or bond-debt are not listed herein. The Company has defined a Debtor entity as being “active” if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations).

2.	Statements of assets and liabilities are not provided for Debtor entities that are not “active”. A list of those entities is presented below.

Inactive Debtor Entity (2)	Case No.
Communities Home Builders, Inc.	08-11644
New Home & Land Company LLC	08-11645
East Fishkill Development LLC	08-11647
Bay Colony of Naples, Inc.	08-11649
Fair Oaks Parkway, LLC	08-11650
Spectrum PDC Corp.	08-11651
Gateway Communities, Inc.	08-11653
Pelican Bay Properties, Inc.	08-11656
Bay Colony Realty Associates, Inc.	08-11657
Florida Design Communities, Inc.	08-11658
Renaissance at Bellview Road, LLC	08-11660
Coral Ridge Communities, Inc.	08-11661
Spectrum Customer Care, Inc.	08-11662
Carpentry Management Associates, LLC	08-11663
Spectrum Valimar Corp.	08-11665
Florida Lifestyle Management Company	08-11666
Gateway Realty Sales, Inc.	08-11667
Pelican Landing Communities, Inc.	08-11668
Renaissance at Bridges of Oakton II, LLC	08-11669
Renaissance at Roseland, Inc.	08-11670
Florida National Properties, Inc.	08-11671
The Colony at Pelican Landing Golf Club, Inc.	08-11672
Lake Grove Home & Land Company LLC	08-11673
Coral Ridge Properties, Inc.	08-11675
Renaissance Holdings Corp.	08-11676
Spectrum-Irvington Corp.	08-11677
GC Assets of Nassau, Inc.	08-11678
Spectrum Design Studio, Inc.	08-11679
Renaissance at Cardinal Forest, LLC	08-11680
Gateway Communications Services, Inc.	08-11681
Communities Amenities, Inc.	08-11682
Pelican Landing Properties, Inc.	08-11683
Coral Ridge Realty, Inc.	08-11685
Spectrum-Riverwoods Corp.	08-11686
Renaissance at Evergreen Mills Road, LLC	08-11687
Renaissance at Rugby Road, LLC	08-11689
Spectrum FS Corp.	08-11690
Renaissance Housing Corp.	08-11692
Pelican Marsh Properties, Inc.	08-11693
Spectrum Glen Cove Corp.	08-11695
Renaissance at Rugby Road II, LLC	08-11697
(The) Mansion Ridge Sewer Co., Inc.	08-11698
Coral Ridge Realty Sales, Inc.	08-11699
WCI Amenities, Inc.
Renaissance Land, LLC	08-11704
Sun City Center Realty, Inc.	08-11706
Spectrum Holmdel Corp.	08-11707
Renaissance at South River, Inc.	08-11708
Marbella at Pelican Bay, Inc.	08-11709
Heron Bay, Inc.	08-11710
WCI Architecture & Land Planning, Inc.	08-11714
Tarpon Cove Realty, Inc.	08-11716
Renaissance at the Bridges of Oakton, LLC	08-11718
WCI Northeast Real Estate Development, LLC	08-11720
Heron Bay Golf Course Properties, Inc.	08-11721
Reston Building Company, LLC	08-11723
WCI Realty Connecticut, Inc.	08-11724
WCI Business Development, Inc.	08-11725
Spectrum Lake Grove, LLC	08-11726
WCI Realty Maryland, Inc.	08-11727
Tarpon Cove Yacht & Racquet Club, Inc.	08-11730
RMH, LLC	08-11732
WCI Northeast U.S. Region, LLC	08-11733
WCI Marketing, Inc.	08-11734
Spectrum Landing Corp.	08-11735
(The) Valimar Home & Land Company, LLC	08-11738
WCI Pompano Beach, Inc.	08-11739
WCI Capital Corporation	08-11740
Sarasota Tower, Inc.	08-11741
WCI Realty New York, Inc.	08-11743
Spectrum Long Beach, LLC	08-11744
WCI Ireland Inn Corp.	08-11745
WCI Title, Inc.	08-11750
Renaissance at River Creek, Inc.	08-11751
Spectrum North Bergen LLC	08-11752
Spectrum Construction Corp.	08-11754
WCI Towers, Inc.	08-11755
WCI Towers Mid-Atlantic USA, Inc.	08-11758
Renaissance at Timberlake II, LLC	08-11760
WCI Homebuilding, Inc.	08-11762
WCI Homes, Inc.	08-11765
Renaissance at River Creek Villas, Inc.	08-11767
WCI Golf Group, Inc.	08-11768
WCI Homebuilding Northeast, U.S., Inc.	08-11769

7 of 7	Exhibit B

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

Exhibit C:

Disclosures and Disclaimers Regarding the Monthly Operating Report

of

WCI Communities, Inc. and Its Affiliated Debtors

Monthly Operating Report August 4, 2008 through September 30, 2008

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

DISCLOSURES AND DISCLAIMERS REGARDING THE MONTHLY OPERATING REPORT

OF

WCI COMMUNITIES, INC. AND ITS AFFILIATED DEBTORS

The Monthly Operating Report filed by WCI Communities, Inc. (“WCI”) and its affiliated debtors in these jointly administered chapter 11 cases (collectively, the “Debtors”) is limited in scope, covers a limited time period and has been prepared by management of the Debtors with the assistance of their court-appointed advisors solely for the purpose of complying with reporting requirements of the Office of the United States Trustee in the District of Delaware and the Bankruptcy Code. The financial information contained in the Monthly Operating Report is unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Report. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Office of the United States Trustee in the District of Delaware and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

While the Debtors’ management has exercised its best efforts to ensure that the Monthly Operating Report is accurate and complete by legal entity based on information that was available at the time of preparation, inadvertent errors or omissions may exist. The Debtors reserve the right to amend the Monthly Operating Report from time to time as may be necessary or appropriate.

I.	Schedule of Receipts and Disbursements

(1) The schedule reflects actual cash receipts and disbursements for the combined period of 8/4/08 through 9/30/08 and does not reflect transfers of funds between accounts. Cash receipts are reported as net proceeds at closing.

II.	Statement of Operations

(1) Reporting Date. All statements of operations information cover the periods of 8/4/2008 to 8/31/2008 and 9/1/2008 to 9/30/2008 and are clearly identified.

(2) Allocation of Corporate Overhead. The Debtor records significant corporate overhead costs on the books and records of Bay Colony-Gateway, Inc. For purposes of the individual legal debtor entity P&L statements attached hereto as Exhibits A-1 and A-2, these corporate overhead costs have been allocated pro-rata to various active legal entities based on the net book value of total assets as of 9/30/08 of each of the legal entities. It is assumed that active legal Debtor entities with assets require some level of corporate support, and therefore those Debtors with larger asset bases should absorb a larger proportion of the corporate overhead expenses. The allocation of corporate overhead using the methodology described is not necessary for consolidated SEC reporting, but has been included in the statements of operations for individual Debtor entities.

III.	Statement of Assets and Liabilities

(1) Reporting Date. All asset and liability information is reported as of September 30, 2008.

(2) Basis of Presentation. For financial reporting purposes, the Debtors, along with certain of their subsidiaries that have not filed chapter 11 petitions under the Bankruptcy Code, prepare consolidated financial statements that are filed with the SEC and audited on an annual basis. Unlike the audited consolidated financial statements, the Statement of Assets and Liabilities attached herein reflect only the assets and liabilities of each Debtor and do not include eliminations or

1 of 2	Exhibit C

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re: WCI Communities, Inc., et al. Debtors	Chapter 11 Case Number: 08-11643 (KJC) Jointly Administered Hon. Kevin J. Carey

intercompany balances for consolidating purposes. Accordingly, combining the assets and liabilities set forth in the Statement of Assets and Liabilities would result in amounts that would be substantially different from financial information presented on a consolidated basis in accordance with GAAP. Therefore, the Statement of Assets and Liabilities does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile with the financial statements filed by the Debtors with the SEC. Inconsistencies should be interpreted and resolved in favor of financial statements filed by the Debtors with the SEC and not the Monthly Operating Report.

(3) Active/Inactive Debtor Entities. The Company has defined a Debtor entity as being active if the entity 1) owns or holds title to assets, 2) conducts some type of operation with general ledger activity, or 3) has contingent liabilities (e.g. potential warranty obligations). Exhibits A-1, A-2 and B are included herein and provide further details regarding active and inactive Debtor entities and their inclusion in such exhibits.

IV.	Impairment Analysis

(1) As required for its September 30, 2008 SEC reporting (expected to be filed January 28, 2009), the Debtors are in the process of evaluating impairment analyses of its real estate assets. The impact of potential impairments has not been included in the Consolidated Balance Sheet, the individual Debtor Statements of Operations or the individual Debtor Entity Statement of Assets and Liabilities.

2 of 2	Monthly Operating Report August 4, 2008 through September 30, 2008